[RBS GREENWICH CAPITAL GRAPHIC OMITTED]

                                         Greenwich Capital Financial
                                         Products, Inc.
                                         600 Steamboat Road
                                         Greenwich, Connecticut 06830

                                         Telephone: 203.625.2700
                                         Facsimile: 203.618.2134

                                         www.gcm.com

July 1, 2006


Anthracite Capital, Inc.
40 East 52nd Street
New York, NY 10022

Re: Master Repurchase Agreement, dated July 8, 2002, between Anthracite Capital, Inc., as seller ("Seller") and Greenwich Capital Financial Products, Inc., as buyer ("Buyer") as supplemented by that certain Annex I to Master Repurchase agreement dated as of July 8, 2002 ( as further amended, supplemented or modified from time to time, collectively, the "Repurchase Agreement").

Dear Rob Friedberg,

GCFP has agreed to the extension of the Scheduled Repurchase Date, in accordance with Section 3(e) of the Repurchase Agreement, for an additional 364 day period to July 6, 2007.

In addition, GCFP has also agreed to the extension of the Commitment Period, in accordance with Section (1) of the Repurchase Agreement, to December 23, 2006.


Sincerely,
/s/ Lance W. Haberin
------------------------
Lance W. Haberin
Vice President


Cc: Mr. Robert Bull - Sidley & Austin
    Ms. Janice DeJulio - Blackrock